SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                               Amendment No. 2 to

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event
                                   reported):

                                 August 4, 1995


                         National Home Health Care Corp.
          -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                       0-12927                    22-2981141
----------------------------        -----------                --------------
(State or Other Jurisdiction        (Commission                (IRS Employer
    of Incorporation)                 File No.)              Identification No.)


700 White Plains Road, Suite 363, Scarsdale, New York               10583
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code (914) 722-9000
                                                   --------------

                  850 Bronx River Road, Yonkers, New York 10708
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements and Exhibits.

          (a)  Financial   Statements   of  Business   Acquired

               The financial statements required by Item 7(a) relative to the acquisition of Nurse Care, Inc. by National Home Health Care Corp. (the "Corporation"), as described in Item 2 of Form 8-K of the Corporation for an event which occurred on August 4, 1995 are attached hereto as an exhibit and incorporated herein by reference.

          (b)  Pro Forma Financial Information

               The unaudited pro forma financial information required by Item 7(b) relative to the acquisition of Nurse Care, Inc. by the Corporation, as described in Item 2 of Form 8-K of the Corporation for an event which occurred on August 4, 1995 are attached hereto as an exhibit and incorporated by reference.

          (c)  Exhibits

               Exhibit
               Number        Description
               -------       -----------

               23.1          Consent of Independent Auditors, Simione &
                             Simione

               99.1          Financial Statements required by Item 7(a)

               99.2 Pro Forma financial information required by 7(b)



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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                NATIONAL HOME HEALTH CARE CORP.


Dated:  March 22, 1996        By:   /S/ ROBERT P. HELLER
                                    ---------------------------
                                    Robert P. Heller, Vice President of Finance,
                                    Chief Financial Officer and Principal
                                    Accounting Officer






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





                                  EXHIBIT INDEX


Exhibit No.          Description                                Page No.
-----------         -------------                               --------


23.1               Consent of Independent
                   Auditors, Simione & Simione

99.1               Financial Statements required
                   by Item 7(a)

99.2               Pro Forma financial
                   information required by 7(b)


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